SUMMARY PROSPECTUS	OCTOBER 28, 2010

Quaker Small-Cap Value Fund

Tickers: Class A QUSVX, Class C QSVCX, Class I QSVIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 28, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/prospectuses. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 20 of the Fund’s Prospectus and in the “Shareholder Information” section on page 50 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly			Institutional
from your investment)	Class A	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%	1.00%	1.00%

Distribution (12b-1) Fees	0.25%	1.00%	NONE

Other Expenses	0.64%	0.64%	0.64%

Total Annual Fund Operating Expenses	1.89%	2.64%	1.64%

(1)	The Adviser has voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A Shares, 3.35% for C Shares, and 2.35% for Institutional Class Shares, of the average net assets of each class, respectively. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

CLASS A	$731	$1,111	$1,515	$2,640

CLASS C	$267	$820	$1,400	$2,973

INSTITUTIONAL CLASS	$167	$517	$892	$1,944

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112.61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment Sub-adviser, Aronson+Johnson+Ortiz, LP (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

•	Small-Cap Stocks. The Fund invests at least 80% of its total assets in U.S. common stocks of companies with

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Quaker Small-Cap Value Fund

market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index, with an ultimate selection of 150 plus stocks. The market capitalization of companies in the Russell 2000® Index ranged from $15.2 million to $3.2 billion as of September 30, 2010. The market capitalization of companies in the Russell 2500® Index ranged from $15.2 million to $8 billion as of September 30, 2010.

•	Value Securities. The Fund invests in companies considered by the Fund’s Sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

In selecting stocks for the portfolio, the Fund’s Sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, and earnings growth and price momentum. The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Fund’s sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® (the “benchmark”) and Russell 2500® indices. The resulting stocks are divided into 34 industries. Within each industry, the Sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum. The Sub-adviser then creates a portfolio that is sector-neutral to the benchmark. The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and the Russell 2500® indices.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Small-Cap Stock Risk. The Fund invests in companies with small market capitalizations (as described above). Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small-capitalization stock prices have greater volatility than large company securities.

•	Value Securities Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31, 2009

Highest Performing Quarter:	23.97	% in 2nd quarter of 2003
Lowest Performing Quarter:	–23.99	% in 4th quarter of 2008

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The Fund’s cumulative year-to-date return through September 30, 2010 was 9.05%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.

Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years

Class A Return Before Taxes (Inception Date: November 25, 1996)	14.20%	–1.32%	8.11%

Class A Return After Taxes on Distributions	14.20%	–3.11%	6.33%

Class A Return After Taxes on Distributions and Sale of Fund Shares	9.23%	–1.43%	6.44%

Class C Return Before Taxes (Inception Date: July 28, 2000)	19.91%	–0.93%	6.50%

Institutional Class Return Before Taxes (Inception Date: September 12, 2000)	21.16%	0.06%	6.37%

Russell 2000® Index	27.17%	0.51%	5.85%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

Aronson+Johnson+Ortiz, LP, (“AJO”) serves as investment Sub-adviser to the Fund.

The following individuals are responsible for the day-to-day management of the Fund’s portfolio:

Theodore R. Aronson, CFA, is Managing Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 1996.

Stefani Cranston, CFA, CPA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2007.

Gina Marie N. Moore, CFA, CPA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2004.

Martha E. Ortiz, CFA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 1996.

R. Brian Wenzinger, CFA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2007.

Christopher J.W. Whitehead, CFA, is a Principal of AJO and has been responsible for the day-to-day management of the Fund’s portfolio since 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

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TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

A current Statutory Prospectus and Statement of Additional Information, both dated October 28, 2010, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

QKSUSCV 102010

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701

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